Statements of Operations (USD $)	3 Months Ended	6 Months Ended	10 Months Ended
	Jun. 30, 2011	Jun. 30, 2011	Jun. 30, 2011
General and administrative expenses:
Professional fees	$ 1,000	$ 3,500	$ 6,500
Depreciation	51	155	155
Supplies		1,215	1,215
Other	3	1,067	1,067
Total general and administrative expenses	1,074	5,937	8,937
Net loss and comprehensive loss	$ (1,074)	$ (5,937)	$ (8,937)
Net loss per share:
Basic and diluted	$ 0	$ 0
Weighted average shares outstanding:
Basic and diluted	9,000,000	7,888,888